 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 9, 2023

Date of Report (Date of earliest event reported)

Evergreen Sustainable Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8533 Midway Road, Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

Generation Hemp, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2022, Generation Hemp, Inc. (the “Company”) filed a Certificate of Merger with the Secretary of State of Delaware to effectuate a merger between the Company and the Company’s newly formed, wholly owned subsidiary, Evergreen Sustainable Merger Sub, Inc. (the “Merger Sub”). According to the Certificate of Merger, effective March 9, 2022, the Merger Sub merged with and into the Company with the Company continuing as the surviving entity (the “Merger”).

As permitted by Section 253 of the Delaware General Corporation Law, the sole purpose of the Merger was to effect a change of the Company's name. Upon the effectiveness of the filing of the Certificate of Merger with the Secretary of State of Delaware, which is March 9, 2023, the Company’s Certificate of Incorporation were deemed amended to reflect the change in the Company’s corporate name from Generation Hemp, Inc. to Evergreen Sustainable Enterprises, Inc. (the “Name Change”). The Company also amended and restated its bylaws to be effective on March 9, 2023 to reflect the Name Change.

On March 8, 2023, the Company submitted an Issuer Company-Related Action Notification to FINRA regarding the Name Change. FINRA has not yet declared an effective date for the Name Change. Pending FINRA approval, the Company’s common stock will continue to trade on the OTCQB under the symbol “GENH”.

Copies of the Certificate of Merger filed with the Secretary of State of Delaware and the Amended and Restated Bylaws are attached hereto as Exhibits 2.1and 3.1 respectively, and are incorporated herein by reference. The only change to the Company’s Amended and Restated Bylaws is the change of the Company’s corporate name from Generation Hemp, Inc. to Evergreen Sustainable Enterprises, Inc.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Certificate of Merger, merging Evergreen Sustainable Enterprises Merger Sub, Inc. into Generation Hemp, Inc., filed with the Secretary of State of Delaware on March 8, 2023, effective March 9, 2023.

3.1	Amended and Restated Bylaws of Evergreen Sustainable Enterprises, Inc., effective March 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Evergreen Sustainable Enterprises, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SUSTAINABLE ENTERPRISES, INC.

Date: March 14, 2023	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

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